                                                               EXHIBIT 10-XXX(1)
                        FIRST AMENDMENT TO LOAN AGREEMENT

     This First Amendment to Loan Agreement ("First Amendment") is effective as of September 1, 1998 between MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation, as the Borrower (the "Borrower"), and Huls Corporation, a company formed under the laws of the State of Delaware, U.S.A. ("Huls").

                                    Recitals

     WHEREAS, Borrower and Huls entered into a Loan Agreement dated as of June 30, 1998 (the "Loan Agreement") pursuant to which Huls agreed to extend up to US$50,000,000 of credit to Borrower on a term basis;

     WHEREAS, Borrower, Huls and certain affiliates of Huls have agreed to extend additional credit to Borrower and to restructure the existing financing provided by Huls and its affiliates to Borrower, and

     WHEREAS, as part of such restructuring, Borrower and Huls desire to change the interest rate payable by Borrower to Huls and the maturity date under the Loan Agreement.

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions hereinafter set forth, the parties agree as follows:

     1. Amendment and Restatement. The Loan Agreement (including all Exhibits thereto) is hereby amended and restated in its entirety as set forth in ANNEX A attached hereto and incorporated by reference herein.

     2. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

     3. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties to this First Amendment have caused it to be executed by their duly authorized representatives effective as of the day and year first above written.


MEMC ELECTRONIC MATERIALS, INC.


By: /s/ Kenneth L. Young
    ____________________________
    Name:  Kenneth L. Young
    Title: Treasurer


HULS CORPORATION


By: /s/ H. J. Biangardi
    ____________________________
    Name:  H. J. Biangardi
    Title: President and CEO


By: /s/ John Schaffner
    ____________________________
    Name:  John Schaffner for Mitchell Solomowitz
    Title: Treasurer

                                                                         Annex A

                       AMENDED AND RESTATED LOAN AGREEMENT

                         Dated as of September 23, 1998

     MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation, as the borrower (the "Borrower"), and HULS CORPORATION, a company formed under the laws of Delaware ("HULS"), as the initial lender (the "Initial Lender") and as agent (together with any successor appointed pursuant to Article VII, the "Agent") for the Lenders (as hereinafter defined), hereby agree as follows:

                              Preliminary Statement

     WHEREAS (i) the parties to the Loan Agreement dated as of June 30, 1998 (the "Original Loan Agreement") wish to amend and restate the Original Loan Agreement and (ii) as of the date hereof, Advances in the amount of $35,000,000 have been drawn under the Original Loan Agreement, the Original Loan Agreement is hereby amended and restated in its entirety.


                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Advance" has the meaning specified in Section 2.01.

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the voting stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting stock, by contract or otherwise.

          "Agent" has the meaning specified in the recital of parties to this Agreement.

          "Agent's Account" means the Dollar account of the Agent maintained with such bank as the Agent shall specify in writing to the Borrower and the Lenders from time to time.

          "Applicable Spread" means a percentage per annum equal to the excess of (a) the Bloomberg fair market sector curves (adjusted for the chosen interest rate method) applicable two business days prior to October 1, 1998, to a B3 rated industrial borrower for the period from October 1, 1998, through the latest possible Termination Date (taking into account, if applicable, the latest Extension Termination Date) over (b) the corresponding Swap Rate for such period.

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee and accepted by the Agent, in substantially the form of Exhibit C hereto.

          "Bank" means any Lender other than the Initial Lender or any Affiliate of the Initial Lender.

          "Borrower" has the meaning specified in the recital of parties to this Agreement.

          "Borrowing" means the borrowing consisting of the Advances made by the Lenders.

          "Borrowing Notice" has the meaning specified in Section 2.02(a).

          "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City.

          "Change of Control" means the Initial Lender or any Affiliate of the Initial Lender, through any transaction or series of transactions or otherwise, no longer has beneficial ownership, directly or indirectly, of more than 50% of the shares of common stock of the Borrower.

          "Change of Control Date" means the date of occurrence of a Change of Control; provided, that if such occurrence is on or prior to January 1, 2001, the occurrence shall be deemed to have occurred on January 1, 2001.

          "Commitment" has the meaning specified in Section 2.01.

          "Confidential Information" means information that the Borrower furnishes to the Agent or any Lender in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the

     Agent or such Lender from a source other than the Borrower, an Affiliate of the Borrower or an Affiliate of the Initial Lender.

          "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

          "Debt" means (a) indebtedness for borrowed money, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, (c) obligations to pay the deferred purchase price of property or services, (d) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (e) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (a) through (d) of this definition; provided, however, that, solely for purposes of calculating the Leverage Ratio at any time, Debt shall not include obligations of the Borrower under direct or indirect guaranties of indebtedness or obligations of any Subsidiary of the Borrower, to the extent the inclusion of any such obligation results in double-counting thereof.

          "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Designated Maturity" means, with respect to the Advances comprising a Borrowing, the period from the date of such Borrowing until the Repayment Date for such Advances.

          "Dollars" and the sign "$" each means lawful money of the United States of America.

          "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

          "EBIT" means, with respect to the Borrower and its Subsidiaries for any period, the sum of (a) net income (or net loss), (b) interest expense and (c) income tax expense, in each case determined in accordance with GAAP for such period.

          "Effective Date" has the meaning specified in Section 3.01.

          "Eligible Assignee" means any Person approved by all of the Lenders; provided, however, that neither the Borrower nor any Subsidiary of the Borrower shall qualify as an Eligible Assignee.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Events of Default" has the meaning specified in Section 6.01.

          "Extension Certificate" has the meaning specified in Section 2.15.

          "Extension Request Notice" has the meaning set forth in Section 2.15.

          "Extension  Termination Date", if any, means the earlier of (a) either
     (i) the first anniversary of October 1, 1999, or (ii) if there has been an applicable Extension Termination Date on or prior to December 31, 2000, the first anniversary of such prior Extension Termination Date and (b) the termination in whole of the Commitments pursuant to Section 2.04 or Section 6.01; provided, that in no event shall an Extension Termination Date be after October 1, 2001.

          "GAAP" has the meaning specified in Section 1.03.

          "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any federal, state, local or foreign court or governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body.

          "Indemnified Party" has the meaning specified in Section 8.04(b).

          "Initial Lender" has the meaning specified in the recital of parties to this Agreement.

          "Interest Coverage Ratio" means, with respect to the Borrower and its Subsidiaries on a Consolidated basis for any period, a ratio of (a) Consolidated EBIT of the Borrower and its Subsidiaries for such period to
     (b) interest payable on all Debt during such period.

          "Interest Rate" means two business days prior to October 1, 1998, the Swap Rate for the 36-month period commencing from October 1, 1998, plus the Applicable Spread.

          "Lender" means the Initial Lender and each Person that shall become a party hereto pursuant to Section 8.07.

          "Leverage Ratio" means, with respect to the Borrower and its Subsidiaries at any date of determination, the ratio of (a) Consolidated Debt of the Borrower and its Subsidiaries at such date to (b) Consolidated net worth of the Borrower and its Subsidiaries at such date.

          "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole.

          "Moody's" means Moody's Investors Service, Inc.

          "Note" means a promissory note of the Borrower payable to the order of any Lender, substantially in the form of Exhibit A hereto, evidencing the Debt of the Borrower to such Lender resulting from the Advance made by such Lender.

          "Other Taxes" has the meaning specified in Section 2.12(b).

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

          "Reference  Banks"  means,  collectively,   no  more  than  two  banks
     designated by the Agent and no more than two banks designated by the Borrower for the purpose of determining the Applicable Margin.

          "Register" has the meaning specified in Section 8.07(c).

          "Repayment Date" means, with respect to the Advances comprising a Borrowing, the date specified by the Borrower in the Borrowing Notice for such Borrowing on which the Borrower agrees to repay the aggregate principal amount of the Advances comprising such Borrowing; provided that such date shall not be later than the Termination Date.

          "Replacement Financing Arrangement" means a financing arrangement with any Person who is not an Affiliate of the Borrower or the Agent or any Lender on substantially the terms which would apply hereunder during the period from the then applicable Termination Date to the latest possible Extension Termination Date, provided that the interest rate of such Replacement Financing Arrangement shall be no higher than the Interest Rate and, if no lesser interest rate is available, shall be the Interest Rate.

          "Senior Debt Rating" means, as of the date of determination, the rating assigned in writing by either S&P or Moody's, at the request of the Initial Lender for the long-term senior unsecured debt of the Borrower.

          "S&P"  means   Standard  &  Poor's   Ratings   Group,  a  division  of
     McGraw-Hill, Inc.

          "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries; provided, however, that the term "Subsidiary" shall not include any joint venture of the Borrower with respect to any action or decision of the board of directors of such joint venture if, by written agreement, such action or decision requires a vote in excess of the number of members of such board of directors elected or controlled by the Borrower.

          "Swap Rate" means the US-Dollar denominated interbank interest rate swap rates/LIBOR offered rates as shown on Reuters page ICAP and other comparable brokerage pages, adjusted for the chosen interest rate method (annual/semi-annual compounding, etc.).

          "Taxes" has the meaning specified in Section 2.12(a).

          "Termination Date" means the earlier of (a) either October 1, 1999 or, if applicable, the Extension Termination Date and (b) the termination in whole of the Commitments pursuant to Section 2.04 or Section 6.01.

          "United States" and "U.S." each means the United States of America.

          The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

          SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

          SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e) ("GAAP").


                                   ARTICLE II
                        AMOUNTS AND TERMS OF THE ADVANCES

     SECTION 2.01. The Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, an "Advance") to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an amount not to exceed the amount set forth opposite such Lender's name on the signature pages hereof or, if such Lender has entered into any Assignment and Acceptance, set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(c), as such amount may be reduced pursuant to Section 2.04 (such Lender's "Commitment"). Each Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof and shall be made simultaneously by the Lenders ratably according to their respective Commitments. The Borrower is not entitled to reborrow any repaid or prepaid portion of any Advance.

     SECTION 2.02. Making the Advances. (a) Each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing by the Borrower to the Agent, which shall give to each Lender prompt notice thereof by telecopier or telex. Each notice of a Borrowing (a "Borrowing Notice") shall be by telephone, confirmed immediately in writing, or telecopier or telex, in substantially the form of Exhibit B hereto, specifying therein, among other things, the requested date of such Borrowing, the amount of such Borrowing and the Repayment Date of the Advances comprising such Borrowing. Each Lender shall, before 11:00 A.M. (New York City time) on the date of such Borrowing, make available for the account of its Domestic Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower by depositing the proceeds of the Advances in such Dollar account of the Borrower (or of such Person as the Borrower shall specify to the Lender in the Borrowing Notice or by other written notice to the Lender given simultaneously with or prior to such Borrowing Notice) maintained with such bank as the Borrower shall specify to the Agent in such Borrowing Notice.

     The parties hereto understand and agree that the Initial Lender may, in its sole discretion (but shall have no obligation to), designate a financial institution or another Person to perform the Initial Lender's obligations hereunder in accordance with the terms hereof. The Borrower agrees that performance of any such obligation by any such designee of the Initial Lender shall be deemed to constitute performance by the Initial Lender for all purposes of this Agreement and the Note and shall discharge the Initial Lender from such obligation to the extent of such performance.

     (b) Any Borrowing Notice delivered by the Borrower to the Agent shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Borrowing Notice for such Borrowing the applicable conditions set forth in Article 111, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

     (c) The Agent shall only make available to the Borrower on the date of any Borrowing the ratable portion of such Borrowing of each Lender that such Lender has made available to the Agent on or prior to the date of such Borrowing.

     (d) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

     SECTION 2.03. Commitment Fee. The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee on the unused portion of such Lender's Commitment from the Effective Date in the case of the Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date at a rate per annum equal to 1/4 of 1%, payable in arrears quarterly on the last day of each March, June, September and December, commencing December 31, 1998, and on the Termination Date.

     SECTION 2.04. Optional Termination or Reduction of the Commitments. The Borrower shall have the right, upon at least three Business Days' notice to the Agent, to terminate in whole or reduce in part the unused Commitments of the

Lenders, provided that each partial reduction shall be in the amount of $1,000,000 or an integral multiple of $1,000,000 in excess thereof.

     SECTION 2.05. Repayment. The Borrower shall repay to the Agent for the ratable account of the Lenders the aggregate principal amount of the Advances then outstanding comprising each Borrowing on the Repayment Date for such Borrowing.

     SECTION 2.06. Interest. (a) Interest on the Advances. The Borrower shall pay interest on the unpaid principal amount of the Advances, if any, until such principal amount shall be paid in full at an interest rate equal to (i) until and including September 30, 1998, 7.220% and (ii) as of October 1, 1998, the Interest Rate, which interest shall be payable semiannually on each April 1 and October 1, at an interest rate per annum equal to the Interest Rate.

     (b) Interest on Overdue Amounts. In the event that any principal amount of any Advance or any interest, fees, costs, expenses or other amounts payable hereunder are not paid when due, the Borrower shall pay interest on such unpaid amount from the date such amount is due until the date such amount is paid in full, payable on demand, at an interest rate per annum equal to the interest rate referred to in subsection (a) of this Section 2.06 then in effect plus 2%.

     SECTION 2.07. Reserved.

     SECTION 2.08. Reserved.

     SECTION 2.09. Increased Costs, Etc. If due to either (a) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining an Advance, then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts sufficient (as applicable) to compensate such Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by such Bank, shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.10. Illegality. Notwithstanding any other provision of this Agreement, if any Bank shall notify the Borrower that any law or regulation, or the introduction of or any change in or in the interpretation of any law or regulation, makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Bank to perform its obligations hereunder to make an Advance or to fund or maintain an Advance hereunder, (a) the obligation of such Bank to make, fund and maintain any Advance shall be suspended until such Bank shall notify the Borrower that the circumstances causing such suspension no longer exist, (b) such Bank shall promptly notify the Borrower of such circumstances and such suspension, and (c) unless the Borrower and such Bank shall have otherwise agreed within ten Business Days of such notice, the Borrower shall forthwith on such tenth Business Day prepay in full the Advances then outstanding together with interest accrued thereon.

     SECTION 2.11. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes not later than 1:00 P.M. (New York City time) on the day when due in Dollars to the Agent at the Agent's Account, in each case in immediately available funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 2.09, 2.12 or 8.04(c)) to the Lenders for the account of their respective Domestic Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Domestic Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

     (b) All computations of interest and of fees shall be made in good faith by the Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

     (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be.

     (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

     SECTION 2.12. Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, net income taxes that are imposed by the United States and net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender or the Agent by the state or foreign jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, net income taxes (or franchise taxes imposed in lieu thereof) that are imposed on such Lender by the state or foreign jurisdiction of such Lender's Domestic Lending Office or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12), such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or other taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

     (c) The Borrower shall indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes and for the full amount of Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.12 imposed on or paid by such Lender or the Agent (as the case may be) or any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender or the Agent makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Agent, at its address referred to in Section 8.02, the original receipt of payment or a certified copy of such receipt. If no Taxes are payable in respect of any payment hereunder or under the Notes, the Borrower shall furnish to the Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Lenders, in either case stating that such payment is exempt from or not subject to Taxes.

     (e) Each Lender organized under the laws of a jurisdiction outside the United States shall, on the Effective Date in the case of the Initial Lender and on the date of the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), provide each of the Borrower and the Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments of interest pursuant to this Agreement or the Notes. If the form provided by such Lender at the time such Lender becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under Section 2.12(a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

     (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.12(e) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of Section 2.12(e) above), such Lender shall not be entitled to indemnification under Section 2.12(a) with respect to Taxes imposed by the United States; provided, however, that should such Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

     SECTION 2.13. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Advance owing to it (other than pursuant to Section 2.09, 2.12 or 8.04(c)) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (a) the amount of such Lender's required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

     SECTION 2.14. Use of Proceeds. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely for general corporate purposes of the Borrower and its Subsidiaries.

     SECTION 2.15. Extension. If the then applicable Termination Date is a date on or before December 31, 2000 and the Borrower may desire that the Lenders extend the then applicable Termination Date to the Extension Termination Date, then (a) the Borrower shall give written notice of said fact (the "Extension Request Notice") to the Agent and the Lenders no later than four (4) months before the Termination Date, (b) the Borrower shall use its best efforts to obtain and enter into on or before the date which is two months prior to the Termination Date a Replacement Financing Arrangement with an interest rate no higher than the Interest Rate and (c) if the Borrower shall not have entered into a Replacement Financing Arrangement on or before the date which is two months prior to the Termination Date, the Borrower shall deliver to the Agent and the Lenders a certificate of the Borrower (the "Extension Certificate") (x) certifying that the Borrower has not entered into a Replacement Financing Arrangement, but the Borrower used its best efforts to do so as required by clause (b) and setting forth such evidence and back-up detail as necessary to demonstrate the efforts made, including a written letter from each bank from which a Replacement Financing Arrangement as required by clause (b) was requested, indicating that Borrower made such a request and that the request was denied, and (y) requesting that the Termination Date be extended to the Extension Termination Date. For purposes of this Section, the Borrower shall be deemed to have complied with the requirement to use its "best efforts" by requesting from and, if applicable, diligently negotiating a Replacement
Financing Arrangement as required by clause (b) with each of three (3) commercial banks that are nationally recognized in the United States and each have total assets in excess of $20,000,000,000. The Agent shall have the right to designate, within ten (10) Business Days after receipt of an Extension Request Notice, one of the three banks referred to in the preceding sentence. For purposes of this Section, diligent negotiation shall mean negotiation in good faith and without denial or unreasonable delay of any reasonable request by any such bank for information in connection with its consideration of providing a Replacement Financing Arrangement to Borrower. For the avoidance of doubt, nothing herein is intended to prevent Borrower from obtaining a Replacement Financing Arrangement on terms equal to or better than those provided hereunder.

     Following receipt of the Extension Certificate, the Agent and/or the Lenders shall have the right (without any obligation to do so) to obtain for the Borrower a Replacement Financing Arrangement on terms equal to or better than those provided hereunder.

     If the Borrower has (a) delivered the Extension Request Notice within the time period specified above, (b) used its best efforts to obtain and enter into a Replacement Financing Arrangement with an interest rate no higher than the Interest Rate and delivered the Extension Certificate within the time period specified above and (c) not unreasonably or in bad faith refused to enter into a Replacement Financing Arrangement (with terms equal to or better than those provided hereunder) obtained for the Borrower by the Agent or any of the Lenders pursuant to the preceding paragraph, the Termination Date shall be extended to the Extension Termination Date and the interest rate shall be the Interest Rate.

     The Borrower shall be responsible for the payment of any customary commitment fee and other fees in connection with obtaining a Replacement Financing Arrangement.

     For the avoidance of doubt, in no event shall an Extension Termination Date be requested by the Borrower after October 1, 2000 or be on a date after October 1, 2001.



                                   ARTICLE III
                     CONDITIONS TO EFFECTIVENESS AND LENDING

     SECTION  3.01.  Conditions  Precedent  to  Effectiveness  of Section  2.01.
Section 2.01 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied:

          (a) There shall have occurred no Material Adverse Change since June 30, 1998.

          (b) There shall exist no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries pending or threatened in writing before any court, governmental agency or arbitrator that (i) may materially adversely affect the financial condition or operations of the Borrower or any of its subsidiaries or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby.

          (c) On the Effective Date, the following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

               (i) the representations and warranties contained in Section 4.01 are correct on and as of the Effective Date, and

               (ii) no event has occurred and is continuing that constitutes a Default.

          (d) The Agent shall have received on or before the Effective Date the following, each dated such date, in form and substance satisfactory to the Lenders (except for the Notes):

               (i) executed counterparts of this Agreement duly executed and delivered by the Borrower;

               (ii) the Notes to the order of the Lenders;

               (iii) certified copies of the resolutions of the board of directors of the Borrower approving this Agreement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes; and

               (iv) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder.

     SECTION 3.02. Conditions Precedent to each Borrowing. The obligation of each Lender to make an Advance on the occasion of each Borrowing shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Borrowing the following statements shall be true (and each of the giving of the applicable Borrowing Notice and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

          (a) the representations and warranties contained in Section 4.01 (other than the last sentence of subsection (e) thereof) are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

          (b) no event has occurred and is continuing, or would result from such
     Borrowing  or  from  the  application  of  the  proceeds  therefrom,   that
     constitutes a Default.

     SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto. The Agent shall promptly notify the Lenders of the occurrence of the Effective Date.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower.

          (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of this Agreement and the Notes.

          (d) This Agreement has been, and the Notes when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and each of the Notes when delivered hereunder will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

          (e) The Consolidated balance sheets of the Borrower and its Subsidiaries as at December 31, 1997 and June 30, 1998, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year and the six months then ended, copies of which have been furnished to the Lenders, fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP. Since June 30, 1998, there has been no Material Adverse Change.

          (f) There is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, that (i) may materially adversely affect the financial condition or operations of the Borrower or any of its Subsidiaries or (ii) purports to affect the legality, validity or enforceability of this Agreement or the Notes or the consummation of the transactions contemplated hereby.

          (g) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (h) The Advances and all related obligations of the Borrower under this Agreement and the Notes rank pari passu with all other unsecured obligations of the Borrower that are not, by their terms, expressly subordinate to such other obligations of the Borrower.


                                    ARTICLE V
                            COVENANTS OF THE BORROWER

     SECTION 5.01. Affirmative Covenants. On and after the Change of Control Date and so long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will, unless the Lenders shall otherwise consent in writing:

          (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and environmental laws.

          (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent,
     (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a lien upon its property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

          (c) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to preserve any right or franchise if the board of directors of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, such Subsidiary or the Lenders.

          (d) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with GAAP or, in the case of any Subsidiary organized under the laws of a jurisdiction other than the United States or any state thereof, the equivalent of GAAP applicable in such jurisdiction.

          (e) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (f) Reporting Requirements. Furnish to the Lenders:

               (i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by the chief financial officer of the Borrower as having been prepared in accordance with GAAP and setting forth in reasonable detail the calculations necessary to demonstrate compliance with subsections (g), (h) and (i) of this Section 4.01;

               (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the annual report for such year for the Borrower and its Subsidiaries, containing Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case accompanied by an opinion acceptable to the Lenders by KPMG Peat Marwick or other independent public accountants reasonably acceptable to the Lenders and setting forth in reasonable detail the calculations necessary to demonstrate compliance with subsections (g),
          (h) and (i) of this Section 4.01;

               (iii) as soon as possible and in any event within ten days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

               (iv) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its securityholders, and copies of all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

               (v) promptly after the filing or receiving thereof, copies of all reports and notices which the Borrower or any Subsidiary files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Borrower or any Subsidiary receives from the Pension Benefit Guaranty Corporation;

               (vi) promptly after the commencement thereof, notice of all actions and proceedings before any court, governmental agency or arbitrator affecting the Borrower or any of its Subsidiaries of the type described in Section 4.01(f); and

               (vii) such other information respecting the Borrower or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

          (g) Working Capital. Maintain an excess of Consolidated current assets over Consolidated current liabilities of the Borrower and its Subsidiaries of not less than $50,000,000 and a ratio of Consolidated current assets to Consolidated current liabilities of the Borrower and its Subsidiaries of not less than 1.25 to 1. Consolidated current liabilities shall include the current portion of the Debt resulting from the Notes.

          (h) Net Worth. Maintain an excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries of not less than $400,000,000.

          (i) Interest Coverage Ratio. Maintain an Interest Coverage Ratio of not less than 4.0 to 1.

     SECTION 5.02. Negative Covenants. On and after October 1, 1998 and so long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not, unless the Lenders shall otherwise consent in writing:

          (a) Liens, Etc. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure any Debt of any Person, other than:

               (i) purchase money liens or purchase money security interests upon or in any property acquired or held by the Borrower or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property;

               (ii) liens or security interests existing on such property at the time of its acquisition (other than any such lien or security interest created in contemplation of such acquisition);

               (iii) liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b) hereof;

               (iv) liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's liens and other similar liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days;

               (v) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations;

               (vi) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; and

               (vii) liens incurred or deposits made in the ordinary course of business to secure the performance of letters of credit, bids, tenders, sales contracts, leases, surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money;

     provided that the aggregate principal amount of the Debt, other indebtedness, taxes, assessments, governmental charges or levies and other obligations secured by the liens or security interests referred to in clauses (i) through (vii) of this Section 5.02(a) shall not exceed $45,000,000 in the aggregate at any time outstanding.

          (b) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as allowed by generally accepted accounting principles.


                                   ARTICLE VI
                                EVENTS OF DEFAULT

     SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) the Borrower shall fail to pay (i) any principal of any Advance when the same becomes due and payable or (ii) any interest on any Advance or any other amount payable under this Agreement or any Note within ten days from the date the same becomes due and payable; or

          (b) any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

          (c) (i) the Borrower shall fail to perform or observe any term, covenant or agreement contained in subsection (c), (g), (h) or (i) of
     Section 5.01 or in Section 5.02 or (ii) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any Note on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

          (d) the Borrower or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal amount of at least $5,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (e) the Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this Section 6.01(e); or

          (f) any judgment or order for the payment of money in excess of $5,000,000 shall be rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                   ARTICLE VII
                                    THE AGENT

     SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

     SECTION 7.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (b) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 7.03. HULS. With respect to its Commitment, the Advance made by it and the Note issued to it, Huls shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Huls in its individual capacity.

     SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 7.05. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons that are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

     SECTION 7.06. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the all of the Lenders. Upon any such resignation or removal, the Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any state thereof and having a long-term senior unsecured debt rating by S&P of "A" or better. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder or (f) amend this Section 8.01; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note.

     SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Borrower, at its address at 501 Pearl Drive, St. Peters, Missouri 63376,
Attention: Treasurer (telecopier number (314) 279-5163); if to the Initial Lender or the Agent, at 13801 Riverport Drive, Suite 500, Maryland Heights, Missouri 63376, (telecopier number (314) 298-4185); if to any other Lender or any Bank, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective when received by the party to whom such notice is addressed, except that notices and communications pursuant to Section 2.06 shall not be effective until confirmed in writing by the party to whom such notice is addressed. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04. Costs and Expenses. (a) The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Agent and each Lender in connection with the enforcement of rights under this
Section 8.04(a).

     (b) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances, whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower also agrees not to assert any claim against the Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances.

     (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.09, 2.12 and 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

     SECTION 8.05. Right of Setoff. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, whether or not such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and its Affiliates under this Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender and its Affiliates may have.

     SECTION 8.06. Binding Effect. This Agreement shall become effective (other than Section 2.01, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Borrower, the Agent and the Initial Lender and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and the Initial Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

     SECTION 8.07. Assignments and Participations. (a) Each Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advance owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

     (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

     (c) The Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

     (e) Each Lender may sell participations to one or more banks or other entities (other than the Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,

(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information relating to the Borrower received by it from such Lender.

     (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     (h) In connection with the initial assignment or proposed initial assignment by the Initial Lender pursuant to this Section 8.07, the Borrower shall, upon the request of the Initial Lender, furnish to the Initial Lender a favorable opinion of counsel for the Borrower acceptable to the Initial Lender, in form and substance reasonably satisfactory to the Initial Lender.

     SECTION 8.08. Confidentiality. Neither the Agent nor any Lender shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective assignees and participants, and then, in each case, only on a confidential and need-to-know basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

     SECTION 8.09. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 8.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 8.11. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

     (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                                                                EXHIBIT A TO THE
                                                                  LOAN AGREEMENT


                             FORM OF PROMISSORY NOTE


U. S. $____________________                    Dated: __________________, ______

     FOR VALUE RECEIVED, the undersigned, MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of [NAME OF LENDER], a [JURISDICTION OF INCORPORATION ] corporation (the "Lender") for its account on the Termination Date (as defined in the Loan Agreement referred to below) the principal SUM Of U.S.$[AMOUNT OF THE LENDER'S COMMITMENT IN FIGURES] or, if less, the principal amount of the Advances made by the Lender to the Borrower pursuant to the Loan Agreement dated as of September 23, 1998 between the Borrower and HULS CORPORATION, a Delaware corporation ("Huls"), as the Lender and as Agent (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; the terms defined therein being used herein as therein defined) outstanding on the Termination Date.

     The Borrower promises to pay interest on the unpaid principal amount of the Advances from the date of the Advances until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Huls, as Agent, at the Agent's Account, in same day funds. The Advances owing to the Lender by the Borrower pursuant to the Loan Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

     This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) provides for the making of Advances by the Lender to the Borrower on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from the Advances being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                                                MEMC ELECTRONIC MATERIALS, INC.


                                                By:____________________________
                                                Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL


                                                Amount of Principal    Unpaid Principal
          Date           Amount of Advance      Paid or Prepaid        Balance                  Notation Made By


------------------------ ---------------------- ---------------------- ------------------------ --------------------

------------------------ ---------------------- ---------------------- ------------------------ --------------------

------------------------ ---------------------- ---------------------- ------------------------ --------------------

------------------------ ---------------------- ---------------------- ------------------------ --------------------

------------------------ ---------------------- ---------------------- ------------------------ --------------------

------------------------ ---------------------- ---------------------- ------------------------ --------------------

                                                                EXHIBIT B TO THE
                                                                  LOAN AGREEMENT


                           FORM OF NOTICE OF BORROWING


HULS CORPORATION, as Agent
   for the Lenders parties
   to the Loan Agreement
   referred to below
13801 Riverport Drive, Suite 300
Maryland Heights, Missouri 63376                                          [Date]
         Attention: _________________________

Ladies and Gentlemen:

     The undersigned, MEMC ELECTRONIC MATERIALS, INC., refers to the Loan Agreement, dated as of September 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement", the terms defined therein being used herein as therein defined), between the undersigned and HULS CORPORATION, as Initial Lender and as Agent for the Lenders thereunder, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Loan Agreement, that the undersigned hereby requests a Borrowing under the Loan Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Loan Agreement:

          (a) The  Business Day of the  Proposed  Borrowing is  _______________,
     ________.

          (b)   The   aggregate   amount   of   the   Proposed    Borrowing   is
     $________________.

          (c) The Repayment Date of the Advances comprising such Proposed Borrowing is _______________, ____.

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on and as of the date of the Proposed
Borrowing:

          (i) the  representations  and  warranties  contained  in Section  4.01
     [(other than the last sentence of subsection (e) thereof)]* of the Loan Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

          (ii) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                                                 Very truly yours,

                                                 MEMC ELECTRONIC MATERIALS, INC.


                                                 By:____________________________
                                                 Title:

____________

* To be included in any Borrowing Notice requesting a Borrowing to be made on any Business Day other than the Effective Date.

                                                                EXHIBIT C TO THE
                                                                  LOAN AGREEMENT

                        FORM OF ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Loan Agreement dated as of September 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") between MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the "Borrower"), and HULS CORPORATION, a company formed under the laws of Delaware ("HULS"), as Initial Lender and as Agent (the "Agent") for the Lenders thereunder (each as defined in the Loan Agreement). Terms defined in the Loan Agreement are used herein with the same meaning.

     The "Assignor" and the "Assignee" referred to on Schedule 1 hereto agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Loan Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Loan Agreement. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth on
     Schedule 1 hereto.

          2. The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto; and (d) attaches the Note held by the Assignor and requests that the Agent exchange such Note for a new Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Loan Agreement, respectively, as specified on Schedule 1 hereto.

          3. The Assignee (a) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements referred to in
     Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (c) confirms that it is an Eligible Assignee; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement are required to be performed by it as a Lender; and (f) attaches any U.S. Internal Revenue Service forms required under Section 2.12 of the Loan Agreement.

          4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on Schedule 1 hereto.

          5. Upon such acceptance and recording by the Agent, as of the Effective Date, (a) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

          6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Loan Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Notes for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

          8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                            Assignment and Acceptance


Percentage interest assigned:                                    _______%
Assignee's Commitment:                                          $_______________
Aggregate outstanding principal amount of Advances assigned:    $_______________
Principal amount of Note payable to Assignee:                   $_______________
Principal amount of Note payable to Assignor:                   $_______________
Effective Date* :   ___________________, _____

                                               [NAME OF ASSIGNOR], as Assignor


                                                By:_____________________________
                                                Title:

                                                Date:____________________, _____


                                               [NAME OF ASSIGNEE], as Assignee


                                                By:_____________________________
                                                Title:


                                                Domestic Lending office
                                                [ADDRESS]


____________

* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.

Accepted this ______ day
of _______________, ____


HULS CORPORATION, as Agent


By:__________________________
   Title: